Business Review Day Case Study: Mary Ann Tighe Chief Executive Officer—New York Tri-State Region Exhibit 99.10

CB Richard Ellis | Page 3 9.36M SF Western Hemisphere 9.36M SF Western Hemisphere

CB Richard Ellis | Page 4

CB Richard Ellis | Page 5 WPP Locations Manhattan Not shown: 245 East 92nd Street

CB Richard Ellis | Page 6 Scale of Near-Term Manhattan Opportunity 2009 LXDs Not shown: 245 East 92nd Street Total: 1,225,148 SF Total: 1,225,148 SF

CB Richard Ellis | Page 7 Scale of Western Hemisphere Opportunity 2009 LXDs Total: 1,753,023 SF Total: 1,753,023 SF CB Richard Ellis | Page 7

CB Richard Ellis | Page 8 WPP Western Hemisphere Operations Competitor

CB Richard Ellis | Page 9 WPP Western Hemisphere Operations X Competitor

CB Richard Ellis  |  Page 10
WPP Western Hemisphere Operations
Geographic Coverage
• Absence of adequate
coverage in U.S., Canada
• No Latin America coverage
Corporate Services
• No Portfolio Management
capability
• No robust Lease
Administration capability
• No Project Management
capability
Reasons We Lost

CB Richard Ellis | Page 12 Seeking Ingenuity and Solutions

CB Richard Ellis | Page 13 Seeking Ingenuity and Solutions

CB Richard Ellis | Page 14 Seeking Ingenuity and Solutions CLIENT

CB Richard Ellis | Page 15 Seeking Ingenuity and Solutions quick strike CLIENT

CB Richard Ellis | Page 16 Seeking Ingenuity and Solutions

CB Richard Ellis | Page 17 Two Huge Requirements 450,000 SF 550,000 SF

CB Richard Ellis  |  Page 18
Two Huge Requirements
777 Third Avenue
63 Madison Avenue
100 Church Street
229 West 43rd Street
225 Park Avenue South/
1 Madison
309 West 49th Street
330 Hudson Street
550 Washington Street
770 Broadway
825 Eighth Avenue
1740 Broadway
Gotham Center (LIC Development)
825 Eighth Avenue
63 Madison Avenue
100 Church Street
229 West 43rd Street
225 Park Avenue South/
1 Madison
309 West 49th Street
330 Hudson Street
550 Washington Street
770 Broadway
1740 Broadway
Gotham Center
(LIC Development)
List of Exclusions

CB Richard Ellis | Page 19

CB Richard Ellis | Page 20 Lord & Taylor Building 424 Fifth Avenue

CB Richard Ellis | Page 21

CB Richard Ellis | Page 23

CB Richard Ellis | Page 24 Lord & Taylor Building 424 Fifth Avenue ? !

CB Richard Ellis | Page 25 The Toy Center (aka 200 Fifth Avenue)

CB Richard Ellis | Page 26 The Toy Center (aka 200 Fifth Avenue)

CB Richard Ellis | Page 30 Ownership

CB Richard Ellis | Page 35 vs.

CB Richard Ellis | Page 36 636 Eleventh Avenue

Worldwide Plaza 636 Eleventh Avenue

CB Richard Ellis | Page 42 WPP Manhattan Deals Done to Date Total: 1,131,273 SF

CB Richard Ellis | Page 43 2008 WPP Manhattan Deals in Progress Total: 925,000 SF

CB Richard Ellis | Page 44 WPP Western Hemisphere Deals Done to Date Total: 455,284 SF Total: 455,284 SF CB Richard Ellis | Page 44

CB Richard Ellis | Page 45 2008 Western Hemisphere Deals in Progress Total: 1,267,559 SF Total: 1,267,559 SF CB Richard Ellis | Page 45

CB Richard Ellis | Page 46 2007 Top Honors REBNY Most Ingenious Deal of the Year Award



WPP Group plc

CBRE
CB RICHARD ELLIS


SPAFAX
Mando
farm
MosaicaMD
HILL & KNOWLTON
ziment group
wwg
addison
CommonHealth
goodtechnology
IP4N
kmr group
Y&R
HighCo
ohal
Burson-Marsteller
MEDIACOM
winglatino
RESEARCH INTERNATIONAL
xm
groupm
Ogilvy
MillwardBrown
IMRB
ENTERPRISE IG
GREY group
STORE
everystone
Glendinning
Landor
digit
LG Ad
WalkerGroup
BRANDBUZZ
Kang & Lee
MAX
ZAAZ
GREY
JWT
Dentsu Y&R
MindShare
ADK
metro
PCI FITCH
WARWICKS
OgilvyOne
Buchanan
Lambie-Nairn
FITCH
mediaedge:cia
OgilvyAction
G2
GRASS ROOTS
TAPSA
JWT
Ogilvy Primary Contact
Ogilvy Healthworld
FORWARD
VML
mjm
141 worldwide
BANNER
thebravogroup
red cell
A. Eicoff & Company
clarion
geometry
THE PARTNERS
Quinn Gillespie
marsteller
MAXUS
JOSHUA
Wexler & Walker
kinetic


SPAFAX
Mando
farm
MosaicaMD
ziment group
HILL & KNOWLTON
BRIERLEY & PARTNERS
einson freeman
wwg
addison
kmr group
Y&R
goodtechnology
IP4N
CommonHealth
performance
ohal
HighCo
MEDIACOM
winglatino
Burson-Marsteller
COLEY PORTER BELL
RESEARCH INTERNATIONAL
xm
groupm
Ogilvy
MillwardBrown
IMRB
ENTERPRISE IG
STORE
studiocom
GREY group
everystone
Glendinning
Landor
WUNDERMAN
FINSBURY
BRANDBUZZ
digit
LG Ad
WalkerGroup
MAX
ZAAZ
Kang & Lee
Kantar
Dentsu Y&R
MindShare
UNITED
GREY
JWT
GREY HEALTHCARE GROUP
PCI FITCH
WARWICKS
metro
ADK
OgilvyOne
Buchanan
Lambie-Nairn
Catalyst
FITCH
mediaedge:cia
OgilvyAction
G2
GRASS ROOTS
TAPSA
JWT
Ogilvy Healthworld
Ogilvy PrimaryContact
FORWARD
mjm
141 worldwide
BANNER
dialogue
kinetic
red cell
A. Eicoff & Company
clarion
thebravogroup
geometry
THE PARTNERS
QuinnGillespie
marsteller
Wexler & Walker
JOSHUA



2000
2001
2002
2003
2004
2005
2006
2007
2008
SPAFAX
Mando
farm
MosaicaMD
ziment group
HILL & KNOWLTON
wg
addison
CommonHealth
performance
kmr group
Y&R
HighCo
ohal
goodtechnology
IP4N
winglatino
Burson-Marsteller
MEDIACOM
RESEARCH INTERNATIONAL
xm
groupm
Ogilvy
MillwardBrown
IMRB
ENTERPRISE IG
STORE
FINSBURY
everystone
studiocom
Glendinning
GREY group
LIGHTSPEED
BRANDBUZZ
Landor
WUNDERMAN
digit
LG Ad
WalkerGroup
ALLIANCE
MAX
ZAAZ
Kang & Lee
Dentsu Y&R
MindShare
UNITED
ADK
GREY
JWT
GREY HEALTHCARE GROUP
PCI FITCH
WARWICKS
metro
OgilvyOne
Buchanan
Lambie-Nairn
Catalyst
FITCH
mediaedge:cia
OgilvyAction
G2
S&H
GRASS ROOTS
TAPSA
JWT
Ogilvy PrimaryContact
VML
Ogilvy Healthworld
FORWARD
mjm
141 worldwide
rtcrm
DIRECT IMPACT
BANNER
dialogue
kinetic
red cell
A. Eicoff & Company
clarion
thebravogroup
geometry
THE PARTNERS
Quinn Gillespie
marsteller
MAXXUS
Wexler & Walker
JOSHUA



CBRE
CB RICHARD ELLIS





Chicago
Cleveland
New York
St. Louis
Washington D.C.
San Francisco
Los Angeles
San Diego
Dallas
Houston
Atlantic Ocean
Miami
Monterrey
MEXICO
Havana
CUBA
DOMINICAN REPUBLIC
Guadalajara
Mexico City
BELIZE
GUATEMALA
HONDURAS
HAITI
PUERTO RICO
EL SALVADOR
NICARAGUA
Caracas
PANAMA
VENEZUELA
FRENCH GUIANA
Medellin
Bogota
GUYANA
SURINAME
COLOMBIA
ECUADOR
Pacific Ocean
PERU
BRAZIL
Recife
Lima
Salvador
BOLIVIA
Belo Horizonte
Rio de Janeiro
Sao Paulo
PARAGUAY
CHILE
Porto Alegre
URUGUAY
Santiago
Buenos Aires
ARGENTINA

Insignia
ESG

CBRE
CB RICHARD ELLIS

Insignia
ESG

CBRE
CB RICHARD ELLIS




2000
2001
2002
2003
2004
2005
2006
2007
2008
MEDIACOM
IMRB
Landor
Kantar
Kang&Lee
ADK
GREY
OgilvyOne
Buchanan
OgilvyAction
G2
JWT
mjm
141 worldwide
rtcrm
thebravogroup
marsteller
JOSHUA
addison
CommonHealth
HILL & KNOWLTON
SPAFAX
Mando
winglatino
RESEARCH INTERNATIONAL
GREY group
farm
MosaicaMD
einsonfreeman
Y&R
performance
Burson-Marsteller
HighCo
groupm
Ogilvy
MillwardBrown
STORE
everystone
FINSBURY
WalkerGroup
Dentsu Y&R
MindShare
PCI FITCH
WARWICKS
GRASS ROOTS
Ogilvy Healthworld
BANNER
red cell
geometry
clarion
THE PARTNERS
Quinn Gillespie
MAX
ZAAZ
metro
FITCH
mediaedge:cia
TAPSA
FORWARD

WPP





INTELLIGENCE
EXECUTION
Transaction Management
Consulting
Project Management
Facilities Management
Portfolio Management
Technology Solutions
SUPERIOR RESULTS

CBRE
CB RICHARD ELLIS


PropertyView
CBRM
PORTFOLIO iQ
MarketStrike
CBIQ

CBRE
CB RICHARD ELLIS

CBRE

CB RICHARD ELLIS

CBRE
CB RICHARD ELLIS

Ogilvy

GREY group

Ogilvy

GREY group



2000
2001
2002
2003
2004
2005
2006
2007
2008
SPAFAX
Mando
farm
MosaicaMD
ziment group
HILL & KNOWLTON
Brierley & Partners
einson freeman
wwg
addison
kmr group
Y&R
goodtechnology
IP4N
CommonHealth
performance
HighCo
ohal
MEDIACOM
winglatino
Burson-Marsteller
Colly Porter Bell
RESEARCH INTERNATIONAL
xm
groupm
Ogilvy
MillwardBrown
IMRB
ENTERPRISE IG
STORE
studiocom
everystone
Glendinning
GREY group
FINSBURY
BRANDBUZZ
Landor
WUNDERMAN
digit
LG Ad
WalkerGroup
ALLIANCE
MAX
ZAAZ
Kang & Lee
GREY
JWT
Dentsu Y&R
MindShare
UNITED
ADK
GREY HEALTHCARE GROUP
FITCH
WARWICKS
metro
MJZ
OgilvyOne
Buchanan
Lambie-Nairn
Catalyst
FITCH
mediaedge:cia
OgilvyAction
G2
S&H
GRASS ROOTS
S,C,P,F...
TAPSA
JWT
Ogilvy Primary Contact
VML
Ogilvy Healthworld
FORWARD
mjm
141 worldwide
rtcrm
BANNER
dialogue
kinetic
red cell
A Bloom & Company
clarion
thebravogroup
geometry
THE PARTNERS
Quinn Gillespie
marsteller
JOSHUA
syzygy
Wexler & Walker



CBRE
CB RICHARD ELLIS




Ogilvy
424
FIFTH
AVENUE







CBRE
CB RICHARD ELLIS



CBRE
CB RICHARD ELLIS







L&L HOLDING COMPANY, LLC

CBRE
CB RICHARD ELLIS









Ogilvy

GREY group



CBRE
CB RICHARD ELLIS


636
OMFG
SUNOCO
SNACK SHOP
AUTO REPAIR




636
636




2000
2001
2002
2003
2004
2005
2006
2007
2008
MEDIACOM
IMRB
Glendinning
Landor
Kang & Lee
ADK
OgilvyAction
G2
JWT
Ogilvy PrimaryContact
mjm
141 worldwide
marsteller
JOSHUA
goodtechnology
IP4N
ENTERPRISE IG
GREY group
GREY
OgilvyOne
Buchanan
thebravogroup
rtcrm
ziment group
HILL & KNOWLTON
addison
CommonHealth
winglatino
RESEARCH INTERNATIONAL
JWT
SPAFAX
Mando
farm
MosaicaMD
Burson-Marsteller
groupm
Ogilvy
STORE
digit
FINSBURY
Dentsu Y&R
WARWICKS
Lambie-Nairn
GRASS ROOTS
red cell
geometry
BANNER
Y&R
HighCo
performance
WalkerGroup
MindShare
Catalyst
clarion
THE PARTNERS
QuinnGillespie
MillwardBrown
everystone
BRANDBUZZ
MAX
ZAAZ
metro
FITCH
mediaedge:cia
TAPSA
FORWARD
ohal







CANADA
Seattle
Minneapolis
Toronto
Montreal
UNITED STATES
Detroit
Boston
New York
Chicago
St. Louis
Washington D.C.
San Francisco
Los Angeles
San Diego
Dallas
Houston
Atlantic Ocean
MEXICO
Monterrey
Miami
Havana
CUBA
DOMINICAN REPUBLIC
Guadalajara
Mexico City
BELIZE
GUATEMALA
HONDURAS
HAITI
PUERTO RICO
EL SALVADOR
NICARAGUA
Caracas
PANAMA
VENEZUELA
FRENCH GUIANA
Medellin
Bogota
GUYANA
SURINAME
COLOMBIA
ECUADOR
Pacific Ocean
PERU
BRAZIL
Recife
Lima
Salvador
BOLIVIA
Belo Horizonte
Rio de Janeiro
PARAGUAY
Sao Paulo
CHILE
Porto Alegre
URUGUAY
Santiago
Buenos Aires
ARGENTINA



CANADA
UNITED STATES
Seattle
Minneapolis
Toronto
Montreal
Detroit
Boston
Chicago
New York
San Francisco
St. Louis
Washington D.C.
Los Angeles
San Diego
Dallas
Houston
Atlantic Ocean
Monterrey
Miami
MEXICO
Havana
CUBA
DOMINICAN REPUBLIC
Guadalajara
Mexico City
BELIZE
GUATEMALA
HONDURAS
HAITI
PUERTO RICO
EL SALVADOR
NICARAGUA
Caracas
PANAMA
FRENCH GUIANA
VENEZUELA
Medellin
Bogota
GUYANA
SURINAME
COLOMBIA
ECUADOR
Pacific Ocean
PERU
BRAZIL
Recife
Lima
Salvador
BOLIVIA
Belo Horizonte
Rio de Janeiro
PARAGUAY
Sao Paulo
CHILE
Porto Alegre
URUGUAY
Santiago
Buenos Aires
ARGENTINA


Henry Hart Rice
Achievement Award
for
The Most Ingenious Deal
of the Year
2007
The SALES BROKERS COMMITTEE OF
The Real Estate Board
of New York Inc.
Mary Ann Tighe and Gregory Tosko
MOST INGENIOUS IN CONCEPTION, DEVELOPMENT AND COMPLETION
ADDING COLOR TO GREY: THE WINDING ROAD
TO GREY GROUP'S 370,000-SQ-FT. ANCHOR LEASE
AT 200 FIFTH AVENUE

CBRE
CB RICHARD ELLIS



SPAFAX
Mando
farm
MosaicaMD
ziment Group
HILL & KNOWLTON
einson freeman
kmr group
Y&R
wwg
addison
CommonHealth
performance
goodtechnology
IP4N
Burson-Marsteller
HighCo
ohal
MEDIACOM
winglatino
COLEY PORTER BELL
RESEARCH INTERNATIONAL
xm
groupm
Ogilvy
MillwardBrown
IMRB
ENTERPRISE IG
STORE
everystone
Glendinning
Landor
GREY group
FINSBURY
BRANDBUZZ
digit
LG Ad
WalkerGroup
Kang & Lee
MAX
ZAAZ
Dentsu Y&R
MindShare
ADK
GREY
JWT
PCI FITCH
WARWICKS
metro
OgilvyOne
Buchanan
Lambie-Nairn
Catalyst
FITCH
mediaedge:cia
OgilvyAction
G2
GRASS ROOTS
S,C,P,F...
TAPSA
JWT
Ogilvy Primary Contact
Ogilvy Healthworld
FORWARD
mjm
141 worldwide
BANNER
red cell
A. Eicoff & Company
clarion
thebravogroup
geometry
THE PARTNERS
Quinn Gillespie
marsteller
JOSHUA
Wexler & Walker